                                                                   EXHIBIT 10.46

                   NOTE AND MORTGAGE MODIFICATION AGREEMENT
                   ----------------------------------------

          NOTE AND MORTGAGE MODIFICATION AGREEMENT, dated as of July 23, 1992, between KENVIC ASSOCIATES ("Mortgagor"), a New York general partnership, having an address at 875 Third Avenue, New York, New York 10022, and JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY ("Mortgagee"), a Massachusetts corporation, having its principal office at John Hancock Place, Post Office Box 111, Boston, Massachusetts 02117, Attention: Mortgage Investments Department, T-53.

                               WITNESSETH THAT:
                               ---------------

          WHEREAS, Mortgagor is on the date of delivery hereof the owner of fee title to a parcel of land and the improvements thereon known as 875 Third Avenue, New York, New York and the easements appurtenant thereto, all as more particularly described in Schedule A hereto;

          WHEREAS, Mortgagee is on the date hereof the owner and holder of the mortgages described in Schedule B hereto, which mortgages were consolidated, extended and modified pursuant to that certain Consolidation, Extension and Modification Agreement (the "Consolidation Agreement"), dated as of May 11, 1988, between Mortgagor and Mortgagee, recorded in the Office of the City Register, New York County, in Reel 1403, Page 1779, so as to form a single first lien in the amount of $180,000,000, and were further modified pursuant to that certain Modification Agreement, dated as of May 30, 1990, between Mortgagor and Mortgagee, recorded on June 28, 1990 in the Office of the City Register, New York County, in Reel 1705, Page 1760;

          WHEREAS, the Mortgage (as such term is defined in the Consolidation Agreement) secures, among other things, the payment of the principal of and premium, if any, and interest on the Notes (as such term is defined in the Consolidation Agreement) in accordance with the terms of the Notes and the Mortgage; and

          WHEREAS, Mortgagor and Mortgagee desire to modify the terms for the payment of the principal of and interest on the Notes as set forth herein.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Mortgagor and Mortgagee hereby agree as follows:

          1.   Modification of Monthly Payments.  Commencing with the monthly
               --------------------------------
installment of principal and interest due and payable on July 1, 1993, and ending with the monthly installment of principal and interest due and payable on January 1, 1996, in lieu of the monthly payments of combined principal and interest in the amount of $1,546,500 each as provided in the Notes, Mortgagor shall pay to Mortgagee on each Installment Payment Date (as such term is defined in the Notes) occurring during such period, in the manner set forth in the Notes and the Mortgage, interest only payments in an amount equal to $1,462,500 each, to be applied to accrued interest on the Notes. From and after February 1, 1996, Mortgagor shall pay to Mortgagee the regular monthly installments of combined principal and interest in the amount of $1,546,500 each at the times and in the manner set forth in the Notes and the Mortgage. On June 1, 1998, Mortgagor shall pay to Mortgagee the entire unpaid principal amount of the Notes, together with all interest accrued thereon, and other sums payable in respect of the Notes and the Mortgage.

          2.   Restriction on Distributions.  (a)  Mortgagor shall not directly
               ----------------------------
or indirectly pay, make, declare or set apart any sum for any payment or other distribution, directly or indirectly, in respect of any partnership interest in Mortgagor or on account of the purchase, redemption or other acquisition of any partnership interest in Mortgagor (a "Restricted Payment"), except that Mortgagor may pay, make or set apart and distribute to its partners on the fifth day of each month a Restricted Payment in an amount not to exceed the Available Amount (as hereinafter defined) if (i) there does not exist any Event of Default
                                    -
at the time of such Restricted Payment and (ii) Mortgagor shall have given to
                                            --
Mortgagee five days' prior written notice thereof.

          (b) As used in this Section 2, the following terms shall have the following meanings:

          "Available Amount" shall mean the amount by which Gross Receipts (as
           ----------------
hereinafter defined) for the preceding calendar month exceeds the sum of (i) the
                                                                          -
Operating Payments (as hereinafter defined) for the preceding calendar month,
(ii) the monthly payment of interest and,
 --
if applicable, principal required to be paid under the Notes during the preceding calendar month, (iii) the amount of any deposits required pursuant to
                           ---
Section 2.08 of the Mortgage for the payment of Impositions (as defined in the Mortgage) and hazard insurance premiums during the preceding calendar month,
(iv) any other amounts required to be paid by Mortgagor during the preceding
 --
calendar month pursuant to the Mortgage or the Notes, (v) the monthly payment of
                                                       -
interest and, if applicable, principal on any subordinate mortgage or security interest affecting the Mortgaged Premises (as defined in the Mortgage) and (vi)
                                                                            --
such amounts as Mortgagee may reasonably determine from time to time are necessary to establish a reserve fund for the payment of costs of tenant improvements and leasing commissions as the same will become due and payable during the ensuing six (6) months with respect to new or renewal leases for the Mortgaged Premises.

          "Gross Receipts" shall mean an amount equal to the aggregate of all
           --------------
amounts received by Mortgagor or any affiliate of Mortgagor as cash or cash equivalents from any source relating to or on account of the Mortgaged Premises, including, without limitation, rents of all kinds (including, without limitation, base, fixed, percentage and additional rents), all amounts received pursuant to escalation or contribution provisions and expense reimbursements, all income and revenue of a non-rental nature, all cancellation fees and forfeited security or other deposits, all insurance proceeds (other than insurance proceeds applied by Mortgagee in accordance with Sections 3.03(b) or
(d) of the Mortgage and, if the insurance proceeds are delivered to Mortgagor for restoration of the Mortgaged Premises, the portion of the insurance proceeds used to restore the Mortgaged Premises (the "Excluded Insurance Proceeds")), all proceeds from a condemnation or other taking under the threat of eminent domain (other than condemnation proceeds applied by Mortgagee in accordance with Sections 3.03(b) or (d) of the Mortgage and, if the condemnation proceeds are delivered to Mortgagor for restoration of the Mortgaged Premises, the portion of the condemnation proceeds used to restore the Mortgaged Premises (the "Excluded Condemnation Proceeds")), all proceeds of a financing or sale of the Mortgaged Premises or any part thereof or interest therein and interest income and all other payments received.

          "Operating Payments" shall mean all cash expenditures relating to the
           ------------------
operation, management and
maintenance of the Mortgaged Premises, including, without limitation, payments for salaries and other payroll costs of employees of Mortgagor for their services in the operation and maintenance of the Mortgaged Premises, payments under service contracts with independent contractors for operating and maintaining the Mortgaged Premises, payments for utility charges for the Mortgaged Premises, payments for insurance premiums with respect to the Mortgaged Premises, payments with respect to ordinary and routine maintenance and repair of the Mortgaged Premises, including materials and supplies relating thereto, license fees or other governmental taxes applicable to the Mortgaged Premises, payments on account of management fees, attorneys fees and accountant fees, but excluding from Operating Payments the following payments with respect to the Mortgaged Premises: (i) interest or amortization payments under any
                             -
mortgage or security interest affecting the Mortgaged Premises, (ii) payments to
                                                                 --
Mortgagor or affiliates of Mortgagor to the extent such payments exceed the amount that would have been paid to an independent third party for providing the same service, (iii) all non-cash charges for items such as depreciation and
               ---
amortization and (iv) the Excluded Insurance Proceeds and the Excluded
                  --
Condemnation Proceeds (as such terms are defined in the definition of Gross Receipts).

          3.   No Waiver.  Nothing contained in this Agreement shall be deemed
               ---------
to constitute a waiver by Mortgagee of its rights under the Mortgage if any payment is not made strictly in accordance with the terms of the Notes or the Mortgage, as modified hereby. Nothing contained in this Agreement shall be deemed to constitute a waiver by Mortgagee of any right or remedy available to Mortgagee arising out of a default by Mortgagor under the Notes or the Mortgage, as modified hereby.

          4.   Recording Fees, etc.  Mortgagor will pay or cause to be paid all
               --------------------
recording fees and taxes payable in connection with the execution, delivery and recording of this Agreement, the cost of any endorsement required by Mortgagee to the title insurance policy held by Mortgagee and the fees and expenses of Mortgagee's special counsel in connection with the preparation, execution and delivery hereof.

          5.   Ratification.  Except as herein modified, the terms and
               ------------
conditions of the Mortgage and the Notes are hereby ratified and confirmed in their entirety.

          6.   Successors and Assigns.  This Agreement and all of the covenants
               ----------------------
herein shall be deemed to be covenants running with the land and shall bind and inure to the benefit of the parties hereto and their successors and assigns.

          7.   Counterparts.  This Agreement may be executed in several
               ------------
counterparts, each of which shall constitute one and the same instrument.

          8.   Lien Law.  This Agreement is made subject to the trust fund
               --------
provisions of Section 13 of the New York Lien Law.

          IN WITNESS WHEREOF, the parties hereto have caused this Note and Mortgage Modification Agreement to be duly executed as of the day and year first above written.



                                        MORTGAGOR:


                                        KENVIC ASSOCIATES, A New York
                                          General Partnership

                                        By:  Gladwater Associates, a New
                                             York Limited Partnership, as a
                                             General Partner of Kenvic
                                             Associates

                                             By: /s/ Kenneth Gladstone
                                                -------------------------------
                                                 Kenneth Gladstone,
                                                 as a General Partner of
                                                 Gladwater Associates

                                             By: /s/ Lucille Gladstone
                                                -------------------------------
                                                 Lucille Gladstone,
                                                 as a General Partner of
                                                 Gladwater Associates



                                             By: Third & 52nd Associates, as a
                                                 General Partner of Gladwater
                                                 Associates

                                                 By: /s/ Robert Gladstone
                                                    ---------------------------
                                                     Robert Gladstone, as a
                                                     General Partner of Third &
                                                     52nd Associates

                                        By:  Vic Associates, a New York
                                             Limited Partnership, as a
                                             General Partner of Kenvic
                                             Associates

                                             By:  General Chemical And Supply
                                                  Co., Inc., as a General
                                                  Partners of Vic Associates

                                                  By:/s/ Edwin H. Baker
                                                     --------------------------
                                                     Edwin H. Baker
                                                     President

                                           MORTGAGEE:

                                           JOHN HANCOCK MUTUAL LIFE INSURANCE
                                            COMPANY, a Massachusetts corporation

                                           By: /s/ Paul T. Rennie
                                              ----------------------------------
                                              Name: Paul T. Rennie
                                              Title:  Second Vice President

                                  SCHEDULE A

                              Description of Land
                              -------------------

                                   Parcel A
                                   --------

          ALL that certain lot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City, County and State of New York, bounded and described as follows:

          BEGINNING at the corner formed by the intersection of the easterly side of Third Avenue with the northerly side of East 52nd Street; running thence

          NORTHERLY along the easterly line of Third Avenue, 120 feet 5 inches; thence

          EASTERLY parallel with the northerly line of East 52nd Street, 80 feet 0 inches; thence

          NORTHERLY parallel with the easterly line of Third Avenue, 80 feet 5 inches to a point in the southerly line of East 53rd Street; thence

          EASTERLY along the southerly line of East 53rd Street, 100 feet 0 inches; thence

          SOUTHERLY parallel with the easterly line of Third Avenue, 90 feet 0 inches; thence

          WESTERLY parallel with the northerly line of East 52nd Street, 20 feet 0 inches; thence

          SOUTHERLY parallel with the easterly line of Third Avenue, 110 feet 10 inches to a point in the northerly line of East 52nd Street; thence

          WESTERLY along the northerly line of East 52nd Street, 160 feet 0 inches to the point or place of BEGINNING.

                                   Parcel B
                                   --------

          The rights, licenses, easements and privileges relating to the above-described parcels of Land which are and have been granted with respect thereto in the following instruments:

1. Easement for Light, Air and View, dated January 23, 1981, by and between The Salvation Army, Kenvic Associates, Arnold J. Rabinor and Marvin B. Tepper, recorded in the Register's Office in Reel 555 at page 1233, as such Easement may be further amended from time to time with the consent of Mortgagee and, if required, the City of New York.

2. Easement for Light and Air, dated January 7, 1981, by Kenvic Associates, Arnold J. Rabinor and Marvin B. Tepper, recorded in the Register's Office in Reel 555 at page 1245, as such Easement may be further amended from time to time with the consent of Mortgagee and, if required, the City of New York.

3. Easement for Light and Air, dated January 5, 1981, by Kenvic Associates, Arnold J. Rabinor and Marvin B. Tepper, recorded in the Register's Office in Reel 558 at page 460, as such Easement may be further amended from time to time with the consent of Mortgagee and, if required, the City of New York.

4. Declaration of Zoning Lot Restrictions, dated January 7, 1981, by Kenvic Associates, Arnold J. Rabinor, Marvin B. Tepper and Kenneth Gladstone, recorded in the Register's Office in Reel 552 at page 737, as such Declaration may be further amended from time to time with the consent of the City of New York and Mortgagee.

5. Declaration, dated January 7, 1981, made by F.E.G. Realty Corp., recorded in the Register's Office in Reel 556 at page 539, as such Declaration may be further amended from time to time with the consent of the City of New York and Mortgagee.

6. Declaration, dated January 7, 1981, made by Kenvic Associates, Arnold J. Rabinor, Marvin B. Tepper and Kenneth Gladstone, recorded in the Register's Office in Reel 556 at page 541 and in Reel 556 at page 1281, as modified by Modification to Declaration, dated as of June 14, 1982, between Kenvic Associates and 875 Third Associates recorded in the Register's Office in Reel 653 at page 1315, as further modified by Second Modification to Declaration, dated as of December 7, 1983, between Kenvic Associates and 875 Third Associates recorded in the Register's Office in Reel 745 at page 533, as further modified by Third Modification to Declaration, dated as of May 30, 1990, by Kenvic Associates, as such Declaration may be further amended from time to time with the consent of the City of New York and Mortgagee.

7. Declaration of Easement, dated July 17, 1984, made by Kenvic Associates, and recorded in the Register's Office on July 18, 1984 in Reel 814 at page 1202, as such Declaration of Easement may be further amended from time to time with the consent of Mortgagee and, if required, the City of New York.

                                  SCHEDULE B

1.  Mortgages
    ---------

          (a) Mortgage ("Mortgage 1"), dated May 1, 1961, executed by Tillie Feldman to Raymond A. Hasbrouck, securing a note of even date therewith in the principal amount of $160,000, recorded in the Register's Office on May 17, 1961, in Liber 5971, Page 291;

          (b) Mortgage ("Mortgage 2"), dated October 3, 1961, executed by Montor Realty Corp. to Max M. Vas, Sam Wolf and Frances Wolf, securing a note of even date therewith in the principal amount of $42,300, recorded in the Register's Office on October 5, 1961, in Liber 6002, Page 12;

          (c) Mortgage ("Mortgage 3"), dated July 31, 1963, executed by Samuel Gruber to Bankers Life Company, securing a note of even date therewith in the principal amount of $64,100, recorded in the Register's Office on August 5, 1963, in Liber 6196, Page 37;

          (d) Mortgage ("Mortgage 4"), dated March 31, 1970, executed by C.B.B. Realty Corp. to Cortelyou Realty Corporation, securing a note of even date therewith in the principal amount of $275,000, recorded in the Register's Office on March 31, 1970, in Reel 169, Page 1013;

          (e) Mortgage ("Mortgage 5"), dated December 16, 1959, from Drury Lane Equities, Inc. to David Fischoff, securing a note of even date therewith in the principal amount of $17,500, recorded in the Register's Office on December 17, 1959 in Mortgage Book 5866, Page 422;

          (f) Mortgage ("Mortgage 6"), dated March 30, 1970, from HMW Holding Corp. to Hester M. Walsh, securing a note of even date therewith in the principal amount of $207,000, recorded in the Register's Office on March 31, 1970 in Reel 169, Page 879;

          (g) Mortgage ("Mortgage 7"), dated August 17, 1945, from Joseph Renkel, Inc. to Broadway Savings Bank, securing a bond of even date therewith in the principal amount of $15,000, recorded in the Register's Office on August 18, 1945 in Liber 4762, Page 365;

          (h) Mortgage ("Mortgage 8"), dated June 12, 1958, from Joseph Renkel, Inc. to Broadway Savings Bank, securing a note of even date therewith in the principal amount of $10,000, recorded in the Register's Office on June 13, 1958 in Mortgage Book 5753, Page 617;

          (i) Mortgage ("Mortgage 9"), dated March 12, 1962, from 216 E. 53rd Street Corp. to Phoenix Mutual Life Insurance Company ("Phoenix Mutual") securing a note of even date therewith in the principal amount of $42,640, recorded in the Register's Office on March 15, 1962 in Liber 6039, Page 12;

          (j) Mortgage ("Mortgage 10"), dated July 14, 1964 from 216 E. 53rd Street Corp. to Phoenix Mutual, securing a note of even date therewith in the principal amount of $10,000, recorded in the Register's Office on July 15, 1964 in Liber 6299, Page 8;

          (k) Mortgage ("Mortgage 11"), dated March 14, 1969, from East 53rd Street Corporation to Sutton Associates, securing a note of even date therewith in the principal amount of $146,750, recorded in the Register's Office on March 18, 1969 in Reel 134, Page 413;

          (l) Mortgage ("Mortgage 12"), dated May 16, 1955, from J.K.F. Realty Corporation to Maybelle Stolitzky, Samuel L. Stolitzky and Nathaniel Seligman, as Trustees, securing a note of even date therewith in the principal amount of $43,000, recorded in the Register's Office on May 17, 1955 in Liber 5541, Page 660;

          (m) Mortgage ("Mortgage 13"), dated May 16, 1956, from J.K.F. Realty Corporation to Woman's Division of Christian Service of the Board of Missions of the Methodist Church ("Woman's Division"), securing a note of even date therewith in the principal amount of $7,000, recorded in the Register's Office on May 18, 1956 in Liber 5617, Page 216;

          (n) Mortgage ("Mortgage 14"), dated January 26, 1961, from 2187 8th Avenue Corp. ("2187 Corp.") to Phoenix Mutual, securing a note of even date therewith in the principal amount of $19,000, recorded in the Register's Office on January 30, 1961 in Liber 5947, Page 487;

          (o) Mortgage ("Mortgage 15"), dated May 4, 1956, from Sinne Realty Corporation ("Sinne") to Theresa White, securing a note of even date therewith in the principal amount of $23,000, recorded in the Register's Office on May 8, 1956 in Liber 5615, Page 36;

          (p) Mortgage ("Mortgage 16"), dated February 11, 1959, from Joseph Lesawyer and William H. McCarthy to American Irving Savings Bank ("American Irving"), securing a note of even date therewith in the principal amount of $14,000, recorded in the Register's Office on February 16, 1959 in Liber 5804, Page 326;

          (q) Mortgage ("Mortgage 17"), dated February 13, 1969, from Wideningyre Properties Corp. ("Wideningyre") to American Bank & Trust Company, securing a note of even date therewith in the principal amount of $51,279.49 and recorded in the Register's Office on February 17, 1969 in Reel 131, Page 428;

          (r) Mortgage ("Mortgage 18"), dated May 27, 1960, from Rupeg Realty Corp. ("Rupeg") to Chemical Bank New York Trust Company ("Chemical"), securing a note of even date therewith in the principal amount of $430,000 and recorded in the Register's Office on May 31, 1960 in Liber 5898, Page 548;

          (s) Mortgage ("Mortgage 19"), dated October 27, 1970, from Linguist Realty Corp. ("Linguist") to Edward W. Leckerling ("Leckerling"), securing a note of even date therewith in the principal amount of $535,000 and recorded in the Register's Office on November 2, 1970 in Reel 187, Page 817;

          (t) Mortgage ("Mortgage 20"), dated November 16, 1962, from Montclair Leasing Corp. ("Montclair") to Chemical, securing a note of even date therewith in the principal amount of $292,500 and recorded in the Register's Office on November 23, 1962 in Liber 6110, Page 462;

          (u) Mortgage ("Mortgage 21"), dated January 20, 1972, from Dorell Properties, Inc. to Jack D. Roggen ("Roggen") and Ruth Baron ("Baron"), securing a note of even date therewith in the principal amount of $560,619.64, and recorded in the Register's Office on January 21, 1972 in Reel 229, Page 1244;

          (v) Mortgage ("Mortgage 22"), dated December 20, 1957, from 937 Madision Ave. Corp. to The Amalgamated Bank of New York ("The Amalgamated Bank"), securing a note of even date therewith in the principal amount of $30,000, recorded in the Register's Office on December 23, 1957 in Liber 5722, Page 18;

          (w) Mortgage ("Mortgage 23"), dated January 21, 1963, from 937 Madison Ave. Corp. to The Amalgamated Bank, securing a note of even date therewith in the principal amount of $18,934.52, recorded in the Register's Office on January 22, 1963 in Liber 6131, Page 263;

          (x) Mortgage ("Mortgage 24"), dated July 26, 1971, from Vertland Realty Corp., Reba Associates, Inc., Woas Properties Corp., JL 229 Corp., Portadown Corporation, Wideningyre Properties and Zalkay Properties, Inc. to Salbian Realty Co., Inc., securing a note of even date therewith in the principal amount of $5,000,000, recorded in the Register's Office on July 28, 1971 in Reel 212, Page 814;

          (y) Mortgage ("Mortgage 25"), dated July 18, 1972, from Siltan Development Corp. and Mathilde Rauch to Irving Trust Company, securing a note of even date therewith in the principal amount of $1,514,390.19, recorded in the Register's Office on July 21, 1972 in Reel 247, Page 639;

          (z) Mortgage ("Mortgage 26"), dated August 11, 1975, from Siltan Development Corp. and Mathilde Rauch to Tishman Realty & Construction Co., Inc., securing a note of even date therewith in the principal amount of $675,000, recorded in the Register's Office on August 15, 1975 in Reel 348, Page 1342.

          (aa) Building Loan Mortgage ("Mortgage 27"), dated as of November 24, 1980, executed by Kenvic Associates ("Kenvic"), Arnold J. Rabinor and Marvin B. Tepper to The Chase Manhattan Bank (National Association) ("Chase"), securing a note of even date therewith in the principal amount of $3,165,000, recorded in the Register's Office on November 26, 1980, in Reel 545, Page 905;

          (bb) Building Loan Mortgage ("Mortgage 28"), dated as of March 3, 1981, executed by Kenvic to Chase, securing a note of even date therewith in the principal amount of $2,500,000, recorded in the Register's Office on March 12, 1981, in Reel 558, Page 413;

          (cc) Building Loan Mortgage ("Mortgage 29"), dated as of March 25, 1981, executed by Kenvic and 875 Third Associates ("875") to Chase, securing a note of even date therewith in the principal amount of $38,660,000, recorded in the Register's Office on April 2, 1981, in Reel 560, Page 1577;

          (dd) Building Loan Mortgage ("Mortgage 30") dated as of March 25, 1981, executed by Kenvic and 875 to Chase, securing a note of even date therewith in the principal amount of $14,000,000, recorded in the Register's Office on April 2, 1981, in Reel 560, Page 1527;

          (ee) Building Loan Mortgage ("Mortgage 31"), dated as of March 25, 1981, executed by Kenvic and 875 to Chase, securing a note of even date therewith in the principal amount of $3,750,000, recorded in the Register's Office on April 2, 1981, in Reel 560, Page 1728;

          (ff) Building Loan Mortgage ("Mortgage 32"), dated as of March 25, 1981, executed by 875 and Kenvic to Chase, securing a note of even date therewith in the principal amount of $3,750,000, recorded in the Register's Office on April 2, 1981, in Reel 560, Page 1764


          (gg) Mortgage ("Mortgage 33"), dated as of September 2, 1982, executed by 875 and Kenvic to Chase, securing a note of even date therewith in the principal amount of $12,000,000, recorded in the Register's Office on September 8, 1982, in Reel 637, Page 1657;

          (hh) Mortgage ("Mortgage 34"), dated as of August 5, 1983, executed by 875 and Kenvic to Chase, securing a note of even date therewith in the principal amount of $2,000,000, recorded in the Register's Office on August 26, 1983, in Reel 712, Page 980;

          (ii) Mortgage ("Mortgage 35"), dated as of October 5, 1983, executed by 875 and Kenvic to Chase, securing a note of even date therewith in the principal amount of $925,000, recorded in the Register's Office on October 6, 1983, in Reel 724 Page 463

          (jj) Mortgage ("Mortgage 36"), dated as of November 28, 1983, executed by 875 and Kenvic to Chase, securing a note of even date therewith in the principal amount of $3,325,000, recorded in the Register's Office on December 5, 1983, in Reel 742, Page 150;

          (kk) Mortgage ("Mortgage 37"), dated as of November 28, 1983, executed by 875 and Kenvic to Chase, securing a note of even date therewith in the principal amount of $750,000, recorded in the Register's Office on December 5, 1983, in Reel 742, Page 122;

          (ll) Mortgage ("Mortgage 38"), dated as of February 24, 1984, executed by 875 and Kenvic to Chase, securing a note of even date therewith in the principal amount of $4,000,000, recorded in the Register's Office on February 27, 1984, in Reel 767, Page 1542;

          (mm) Mortgage ("Mortgage 39"), dated as of July 17, 1984, executed by Kenvic to John Hancock Mutual Life Insurance Company ("Hancock"), securing a note of even date therewith in the principal amount of $13,000,000, recorded in the Register's Office on July 18, 1984, in Reel 814, Page 1248; and

          (nn) Mortgage ("Mortgage 40"), dated as of May 11, 1988, executed by Kenvic to Hancock, securing a note dated May 12, 1988, in the original principal amount of $71,339,564.68, recorded in the Register's Office on May 18, 1988, in Reel 1403 at Page 1779.

2.  Assignments and Consolidations
    ------------------------------

          (a) Mortgage 1 was assigned by Raymond A. Hasbrouck to Bankers Life Company pursuant to an Assignment, dated June 12, 1963, recorded in the Register's Office on August 5, 1963, in Liber 6196, Page 33;

          (b) Mortgage 2 was assigned by Max M. Vas, Sam Wolf and Frances Wolf to Bankers Life Company pursuant to an Assignment, dated June 5, 1963, recorded in the Register's Office on August 5, 1963, in Liber 6196, Page 35;

          (c) Mortgages 1, 2 and 3 were consolidated and extended by Agreement, dated July 31, 1963, between Samuel Gruber and Bankers Life Company, recorded in the Register's Office on August 12, 1963, in Liber 6198, Page 189;

          (d) Mortgage 4 was assigned by Cortelyou Realty Corporation to C.B.B. Realty Corp., by Assignment, dated April 3, 1970, recorded the Register's Office on April 22, 1970, in Reel 171, Page 1461;

          (e) Mortgage 1, 2 and 3, as consolidated and extended, were assigned by Bankers Life Company to Irving Trust Company, pursuant to an Assignment, dated July 13, 1972 recorded in the Register's Office on July 21, 1972, in Reel 247, Page 690;

          (f) Mortgage 4 was assigned by C.B.B. Realty Corp. to Irving Trust Company by Assignment, dated July 13, 1972, recorded in the Register's Office on July 21, 1972, in Reel 247, Page 697;

          (g) Mortgage 5 was assigned by David Fischoff to William Fastenberg pursuant to Assignment, dated December 16, 1959, recorded in the Register's Office on December 17, 1959 in Liber 5866, Page 426;

          (h) Mortgage 5 was assigned by William Fastenberg to Edward Breger pursuant to Assignment, dated December 17, 1969, recorded in the Register's Office on December 29, 1969, in Reel 161, Page 394;

          (i) Mortgage 5 was assigned by Edward E. Breger to Irving Trust Company pursuant to Assignment, dated July 15, 1972, recorded in the Register's Office on July 21, 1972, in Reel 247, Page 652;

          (j) Mortgage 6 was assigned by Hester M. Walsh to Irving Trust Company pursuant to Assignment, dated June 26, 1972, recorded in the Register's Office on June 21, 1972, in Reel 247, Page 654;

          (k) Mortgages 7 and 8 were consolidated, extended and modified by Agreement, dated June 12, 1958, between Broadway Savings Bank and Joseph Renkel, Inc. and recorded in the Register's Office on June 13, 1958, in Liber 5753, Page 625;

          (l) Mortgages 7 and 8, as consolidated, extended and modified, were assigned by Broadway Savings Bank to Phoenix Mutual, pursuant to Assignment dated March 9, 1962, recorded in the Register's Office on March 15, 1962, in Liber 6039, Page 8;

          (m)  Mortgages 7, 8 and 9 were consolidated by the terms of Mortgage
9;

          (n) Mortgages 7, 8, 9 and 10 were consolidated by the terms of Mortgage 10;

          (o) Mortgages 7, 8, 9 and 10 were assigned by Phoenix Mutual to Irving Trust Company by Assignment, dated July 6, 1972 and recorded in the Register's Office on July 21, 1972, in Reel 247, Page 648;

          (p) Mortgage 11 was assigned by Sutton Associates to Irving Trust Company, pursuant to Assignment dated July 14, 1972 and recorded in the Register's Office on July 21, 1972, in Reel 247, Page 680;

          (q) Mortgage 12 was assigned by Maybelle Stolitzky, Samuel L. Stolitzky and Nathaniel Seligman, as Trustees, to Woman's Division, pursuant to Assignment, dated May 15, 1956 and recorded in the Register's Office on May 18, 1956, in Liber 5617, Page 199;

          (r) Mortgages 12 and 13 were consolidated by Agreement, dated May 16, 1956, between Woman's Division and J.K.F. Realty Corporation, and recorded in the Register's Office on May 18, 1956, in Liber 5617, Page 220;

          (s) Mortgages 12 and 13, as consolidated, were assigned by Woman's Division to Phoenix Mutual, pursuant to Assignment, dated December 29, 1960 and recorded in the Register's Office on January 30, 1961, in Liber 5947, Page 495;

          (t) Mortgages 12, 13 and 14 were consolidated and extended by the terms of Mortgage 14;

          (u) Mortgages 12, 13 and 14 were assigned by Phoenix Mutual to Irving Trust Company pursuant to Assignment, dated July 11, 1972 and recorded in the Register's Office on July 24, 1972, in Reel 247, Page 905;

          (v) Mortgage 15 was assigned by Theresa White to American Irving, pursuant to Assignment dated February 2, 1959 and recorded in the Register's Office on February 16, 1959, in Liber 5804, Page 331;

          (w) Mortgages 15 and 16 were consolidated by Agreement, dated February 11, 1959, between Joseph Lesawyer, William H. McCarthy and American Irving and recorded in the Register's Office on February 25, 1959, in Liber 5806, Page 287;

          (x) Mortgages 15 and 16 were assigned by American Savings Bank (successor in interest to American Irving) to American Bank & Trust Company pursuant to Assignment, dated February 5, 1969 and recorded in the Register's Office on February 17, 1969, in Reel 131, Page 432;

          (y) Mortgages 15, 16, and 17 were consolidated by Agreement, dated February 13, 1969, between Wideningyre and American Bank and Trust Company and recorded in the Register's Office on February 17, 1969, in Reel 131, Page 434;

          (z) Mortgages 15, 16 and 17 were assigned by American Bank & Trust Company to Madison Associates pursuant to Assignment dated August 20, 1970 and recorded in the Register's Office on August 24, 1970, in Reel 182, Page 586;

          (aa) Mortgages 15, 16 and 17 were assigned by Madison Associates to Irving Trust Company pursuant to Assignment dated July 18, 1972 and recorded in the Register's Office on July 21, 1972, in Reel 247, Page 662;

          (bb) Mortgage 19 was assigned by Leckerling to Irving Trust Company by Assignment, dated June 13, 1972 and recorded in the Register's Office on July 21, 1972, in Reel 247, Page 707;

          (cc) Mortgages 18 and 20 were consolidated by Agreement, dated November 16, 1962, between Chemical and Montclair Leasing Corp. and recorded in the Register's Office on December 10, 1962, in Liber 6116, Page 115;

          (dd) Mortgages 18 and 20 were assigned by Chemical to Comptroller of the State of New York, as Trustee of the New York State Employees' Retirement System ("Comptroller") pursuant to Assignment, dated January 28, 1963 and recorded in the Register's Office on February 1, 1963, in Liber 6136, Page 73;

          (ee) Mortgages 18 and 20 were modified by Extension Agreement, dated January 31, 1963, between the Comptroller and Montclair Leasing Corp., recorded in the Register's Office on February 4, 1963, in Liber 6136, Page 240;

          (ff) Mortgages 18 and 20 were assigned by the Comptroller to Irving Trust Company, pursuant to Assignment, dated July 19, 1972 and recorded in the Register's Office on July 21, 1972, in Reel 247, Page 637;

          (gg) Mortgages 22 and 23 were consolidated pursuant to Agreement, dated January 21, 1963, between 937 Madison Ave. Corp. and The Amalgamated Bank, recorded in the Register's Office on January 22, 1963, in Liber 6131, Page 269;

          (hh) Mortgages 22 and 23 were assigned by The Amalgamated Bank to Board of National Missions of the United Presbyterian Church In The United States of America ("National Missions"), pursuant to Assignment, dated March 26, 1968 and recorded in the Register's Office on March 29, 1968, in Liber 290, Page 23;

          (ii) Mortgages 22 and 23 were extended by Agreement, dated March 28, 1968, between National Missions and 937 Madison Ave. Corp., recorded in the Register's Office on March 29, 1968, in Liber 290, Page 25;

          (jj) Mortgages 22 and 23 were assigned by National Missions to Roggen and Baron pursuant to Assignment, dated January 18, 1972 and recorded in the Register's Office on January 31, 1972, in Reel 230, Page 424;

          (kk) Mortgages 21, 22 and 23 were consolidated by the terms of Mortgage 21.

          (ll) Mortgages 21, 22 and 23 were assigned by Roggen and Baron to Irving Trust Company pursuant to Assignment, dated June 30, 1972 and recorded in the Register's Office on July 21, 1972, in Reel 247, Page 695;

          (mm) Mortgage 24 was assigned by Salbian Realty Co., Inc. to Irving Trust Company pursuant to Assignment, dated July 18, 1972 and recorded in the Register's Office on July 21, 1972, in Reel 247, Page 660;

          (nn) Mortgages 1 through 25, inclusive, were consolidated by the terms of Mortgage 25;

          (oo) Mortgages 1 through 25, inclusive, were modified by Agreement, dated April 1, 1975, between Mathilde Rauch, Siltan Development Corp. and Irving Trust

Company, recorded in the Register's Office on April 24, 1975, in Reel 340, Page 496;

          (pp) Mortgages 1 through 25, inclusive, were modified by Agreement, dated April 1, 1979, between Irving Trust Company and Gladwater Associates, Kenvic, Arnold Rabinor and Marvin B. Tepper, recorded in the Register's Office on February 21, 1980, in Reel 514, Page 1801;

          (qq) Mortgages 1 through 25, inclusive, were assigned by Irving Trust Company to Chase, pursuant to Assignment, dated March 26, 1981, recorded in the Register's Office on April 2, 1981, in Reel 560, Page 1563;

          (rr) Mortgage 26 was assigned by Tishman Realty & Construction Co., Inc. to Teeco Properties L.P. pursuant to Assignment, dated September 30, 1978, recorded in the Register's Office on October 24, 1978, in Reel 457, Page 1647;

          (ss) Mortgage 26 was assigned by Teeco Properties L.P. to Kenneth Gladstone pursuant to Assignment, dated January 7, 1980, recorded in the Register's Office on January 16, 1980, in Reel 510, Page 958;

          (tt) Mortgage 26 was assigned by Kenneth Gladstone to Chase, pursuant to Assignment, dated March 25, 1981, recorded in the Register's Office on April 2, 1981, in Reel 560, Page 1575;

          (uu) Mortgages 1 through 29, inclusive, were consolidated, modified, spread, assumed and subordinated by Consolidation, Modification, Spreader, Assumption and Subordination Agreement, dated March 25, 1981, between Kenvic, 875 and Chase, recorded in the Register's Office on April 2, 1981, in Reel 560, Page 1613;

          (vv) Mortgages 1 through 38, inclusive, were released and discharged, solely in part, by two separate Partial Releases of Mortgage, dated as of July 17, 1984 and executed by Chase, recorded in the Register's Office on July 18, 1984, in Reel 814, Page 1146 and Reel 814, Page 1160;

          (ww) Mortgages 1 through 38, inclusive, were assigned by Chase to Hancock, pursuant to Assignment, dated July 17, 1984, and recorded in the Register's Office on July 18, 1984, in Reel 814, Page 1235;

          (xx) Mortgages 1 through 39, inclusive, were consolidated, extended, spread and modified by Consolidation, Extension, Spreader and Modification Agreement, dated as of July 17, 1984, between Kenvic and Hancock, recorded in the Register's Office on July 18, 1984, in Reel 814, Page 1255; and

          (yy) Mortgages 1 through 40, inclusive, were consolidated, extended and modified by Consolidation, Extension and Modification Agreement, dated as of May 11, 1988, between Kenvic and Hancock, recorded in the Register's Office on May 18, 1988 in Reel 1403 at Page 1793.

COMMONWEALTH OF MASSACHUSETTS     )
                                  :  ss.:
COUNTY OF SUFFOLK                 )


          On this 21st day of July, 1992, before me came Paul T. Rennie, to me known to be the person who executed the foregoing instrument, and who,being duly sworn by me, did depose and say that he resides at 46 Tinson Rd., #4, Quincy, MA 02169; that he is a Second Vice President of JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                                      Marie O. O'Brien
                                           -------------------------------------
                                                       Notary Public
                                               MARIE C. O'BRIEN, NOTARY PUBLIC
[Notorial Seal]                             MY COMMISSION EXPIRES AUGUST 9, 1996
 -------------

STATE OF NEW YORK      )
                       :    ss.:
COUNTY OF NEW YORK     )


          On this 23 day of July, 1992, before me personally came Kenneth Gladstone and Lucille Gladstone, to me known to be the persons who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that they are the General Partners of Gladwater Associates, a Limited Partnership duly organized under the laws of the State of New York, having its principal place of business at 875 Third Avenue, New York, New York 10022; that said Limited Partnership is a General Partner of KENVIC ASSOCIATES, a General Partnership duly organized under the laws of the State of New York, having its principal place of business at 875 Third Avenue, New York, New York 10022; and that they have authority to sign the foregoing instrument in the firm name of Gladwater Associates, as a General Partner of, and for and in behalf of, KENVIC ASSOCIATES, and they acknowledged to me that they executed the same as the act and deed of said firms for the uses and purposes therein mentioned.


                                                      FRANIA B. SHELLEY
                                            ------------------------------------
                                                              Notary Public

(Notarial Seal)                                       FRANIA B. SHELLEY
 -------------                                   NOTARY PUBLIC, STATE OF N.Y
                                                        NO. 31-4878542
                                                QUALIFIED IN NEW YORK COUNTY
                                            CERTIFICATE FILED IN NEW YORK COUNTY
                                            COMMISSION EXPIRES NOVEMBER 24, 1992

STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )





          On this 23 day of July, 1992, before me personally came Robert Gladstone, to me known to be the person who executed the foregoing instrument and who, being duly sworn by me, did depose and say that he is the General Partner of Third & 52nd Associates, a New York general partnership, one of the General Partners of Gladwater Associates, a Limited Partnership duly organized under the laws of the State of New York, having its principal place of business at 875 Third Avenue, New York, New York 10022; that Gladwater Associates is a General Partner of KENVIC ASSOCIATES, a General Partnership duly organized under the laws of the State of New York, having its principal place of business at 875 Third Avenue, New York, New York 10022, and that he had authority to sign the foregoing instrument in the firm name of Third & 52nd Associates, acting as a General Partner of, and for and in behalf of, Gladwater Associates, acting as a General Partner of, and for and in behalf of, KENVIC ASSOCIATES, and acknowledged to me that executed the foregoing instrument as the act and deed of said firms for the uses and purposes therein mentioned.


                                                  /s/  Frania B. Shelley
                                            ------------------------------------
                                                        Notary Public

(Notarial Seal)                                       FRANIA B. SHELLEY
 -------------                                 NOTARY PUBLIC, STATE OF NEW YORK
                                                        NO. 31-4878542
                                                QUALIFIED IN NEW YORK COUNTY
                                            CERTIFICATE FILED IN NEW YORK COUNTY
                                            COMMISSION EXPIRES NOVEMBER ??????

STATE OF NEW YORK  )
                       ss.:
COUNTY OF NEW YORK )



          On this 23rd day of July, 1992, before me personally came Edwin H. Baker, to me known, and who, being duly sworn by me, did depose and say that he resides at 280 PARK AVENUE SOUTH NY, NY; that he is the President of General Chemical and Supply Co., Inc., a Delaware corporation, the General Partner of Vic Associates, a Limited Partnership duly organized under the laws of the State of New York, having its principal place of business at [illegible]; that Vic Associates is a General Partner of KENVIC ASSOCIATES, a General Partnership duly organized under the laws of the State of New York, having its principal place of business at 875 Third Avenue, New York, New York 10022; that General Chemical and Supply Co., Inc., acting as a General Partner of, and for and in behalf of, Vic Associates, acting as a General Partner of, and for and in behalf of, KENVIC ASSOCIATES executed the foregoing instrument as the act and deed of said firms for the uses and purposes therein mentioned.


                                                   /s/ Frania B. Shelley
                                            ------------------------------------
                                                       Notary Public

[Notarial Seal]                                       FRANIA B. SHELLEY
 -------------                                NOTARY PUBLIC, STATE OF NEW YORK
                                                        NO. 31-4878542
                                                QUALIFIED IN NEW YORK COUNTY
                                            CERTIFICATE FILED IN NEW YORK COUNTY
                                            COMMISSION EXPIRES NOVEMBER 24, 1992

                           Dated as of July 23, 1992



This instrument affects real and personal property situated in the State of New York, in the County of New York, City of New York, in Section 5, Block 1326, part of Lot 1 (including, without limitation, [COPY ILLEGIBLE] Lots 7 and 41 and easement rights over old Lots 45 and 47) on the Tax Map of the County of New York.

Street Address:  859-875 Third Avenue
                 New York, New York

                                                          #9201-00645
================================================================================

RECORD AND RETURN TO:

     Peter R. Schwartz, Esq.
     Debevoise & Plimpton
     875 Third Avenue
     New York, New York 10022